Exhibit 99.1

LETTER OF TRANSMITTAL

STANDARD PACIFIC CORP.

Offers to Exchange

All of Our Outstanding

8 3/8% Senior Notes due 2018 issued on December 22, 2010

(CUSIP Nos. 85375CAY7 and USU85407AD32)

for new 8 3/8% Senior Notes due 2018

and

All of Our Outstanding

8 3/8% Senior Notes due 2021

(CUSIP Nos. 85375CBA8 and USU85407AE15)

for new 8 3/8% Senior Notes due 2021

Pursuant to the Prospectus dated                     , 2011

EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2011, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION TIME”). TENDERS IN AN EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME AT OR BEFORE THE EXPIRATION TIME FOR SUCH EXCHANGE OFFER.

The exchange agent is:

The Bank of New York Mellon Trust Company, N.A.

By Mail, by Courier, or by Hand:

The Bank of New York Mellon Trust Company, N.A.

Attn: Corporate Trust Reorganization Unit

480 Washington Boulevard - 27th Floor

Jersey City, NJ 07310

By Facsimile Transmission (for eligible institutions only): (212) 298-1915	Confirm Facsimile Transmission (212) 815-5098

TO TENDER OUTSTANDING NOTES IN AN EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR BEFORE THE EXPIRATION TIME FOR SUCH EXCHANGE OFFER. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution of this Letter of Transmittal, the undersigned acknowledges that he, she, or it has received the prospectus, dated                     , 2011 (the “Prospectus”), of Standard Pacific Corp., a Delaware corporation (the “Company”), and this Letter of Transmittal to (i) exchange up to $275,000,000 in aggregate principal amount of its new 8 3/8% Senior Notes due 2018 (the “2018 Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding 8 3/8% Senior Notes due 2018 issued on December 22, 2010 (the “Outstanding 2018 Notes”), and (ii) exchange up to $400,000,000 in aggregate principal amount of its new 8 3/8% Senior Notes due 2021 (the “2021 Exchange Notes,” and, together with the 2018 Exchange Notes, the “Exchange Notes”) that have been registered under the Securities Act, for a like principal amount of its outstanding 8 3/8% Senior Notes due 2021 (the “Outstanding 2021 Notes,” and, together with the Outstanding 2018 Notes, the “Outstanding Notes”), subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Recipients of the Prospectus and this Letter of Transmittal are encouraged to read the Prospectus and this Letter of Transmittal, including the requirements described in the Prospectus with respect to eligibility to participate in the applicable Exchange Offer. The Prospectus and Letter of Transmittal as each may be amended, supplemented or otherwise modified from time to time constitute the terms and conditions of the exchange offers with respect to each of the Outstanding 2018 Notes and the Outstanding 2021 Notes (each, an “Exchange Offer” and together, the “Exchange Offers”).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used to tender Outstanding Notes:

•	if certificates representing tendered Outstanding Notes are to be forwarded herewith;

•

if a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The Exchange Offers—How to Tender Outstanding Notes for Exchange” in the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof; or

•	if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offers—Guaranteed Delivery Procedures.”

The term “Agent’s Message” means a message that is transmitted by DTC to the Exchange Agent, is received by the Exchange Agent and forms a part of a book-entry transfer, and which states that DTC has received an express acknowledgement that the tendering holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Outstanding Notes for exchange in an Exchange Offer. In order for any holder of Outstanding Notes to tender in the applicable Exchange Offer all or any portion of such holder’s Outstanding Notes, the Exchange Agent must receive, at or before the Expiration Time for such Exchange Offer, this Letter of Transmittal or an Agent’s Message, the certificates for all physically tendered Outstanding Notes or a confirmation of the book-entry transfer of Outstanding Notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this Letter of Transmittal, or the holder must comply with the guaranteed delivery procedures set forth below.

Any participant in DTC’s system whose name appears on a security position listing as the registered owner of Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes in an Exchange Offer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offers will be eligible, by following the applicable procedures thereof. Upon such tender of Outstanding Notes:

•

DTC will verify the acceptance of the tender of such Outstanding Notes in the applicable Exchange Offer and execute a book-entry delivery of the Outstanding Notes tendered in such Exchange Offer to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•

transmission of the Agent’s Message by DTC will satisfy the terms of the applicable Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal and tender Outstanding Notes in the applicable Exchange Offer, a holder of Outstanding Notes must:

•	complete the box entitled, “Description of Outstanding Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions, and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your Outstanding Notes in an Exchange Offer”; and

•	complete the Substitute Form W-9 accompanying this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

If a holder of Outstanding Notes desires to tender his, her, or its Outstanding Notes for exchange in an Exchange Offer and, at or before the Expiration Time for such Exchange Offer, (1) certificates representing such holder’s Outstanding Notes are not lost but are not immediately available, (2) time will not permit this Letter of Transmittal, certificates representing Outstanding Notes, or other required documents to reach the Exchange Agent, or (3) the procedures for book-entry transfer cannot be completed on a timely basis, then such holder may effect a tender of Outstanding Notes in the applicable Exchange Offer for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.” The notice of guaranteed delivery must be received at or prior to the Expiration Time of the applicable Exchange Offer. See Instruction 2.

Each Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of an Exchange Offer, all Outstanding Notes previously tendered in such Exchange Offer and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. Each Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2011, unless extended by the Company.

Persons who are beneficial owners of Outstanding Notes but are not registered holders and who desire to tender Outstanding Notes in the applicable Exchange Offer should contact the registered holder of such Outstanding Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the Outstanding Notes described in the box entitled “Description of Outstanding 2018 Notes Tendered” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED
(1) Name and Address of Each Registered Holder (Please fill in, if blank)	Outstanding 2018 Notes
	(2) Outstanding 2018 Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

Total Outstanding 2018 Notes tendered in the Exchange Offer for the Outstanding 2018 Notes		$

Outstanding 2021 Notes
	(2) Outstanding 2021 Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

Total Outstanding 2021 Notes tendered in the Exchange Offer for the Outstanding 2021 Notes		$

(A)   Need not be completed if Outstanding Notes are being delivered by book-entry transfer.

(B)   The minimum permitted tender is $2,000 in principal amount of Outstanding Notes and integral multiples of $1,000 in excess of $2,000. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s Outstanding Notes.

☐	CHECK HERE IF TENDERED OUTSTANDING 2018 NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING 2021 NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING 2018 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:                                                        Transaction Code Number:

Unless otherwise indicated in this Letter of Transmittal under “Special Issuance Instructions” or “Special Delivery Instructions”, Outstanding Notes that are not tendered or not exchanged will be returned, and Exchange Notes will be issued, by crediting the DTC account number indicated above.

☐	CHECK HERE IF TENDERED OUTSTANDING 2021 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:                                                         Transaction Code Number:

Unless otherwise indicated in this Letter of Transmittal under “Special Issuance Instructions” or “Special Delivery Instructions”, Outstanding Notes that are not tendered or not exchanged will be returned, and Exchange Notes will be issued, by crediting the DTC account number indicated above.

By crediting Outstanding Notes to the Exchange Agent’s account at DTC in an Exchange Offer and accordance with ATOP and by complying with applicable ATOP procedures with respect to the applicable Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING 2018 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF TENDERED OUTSTANDING 2021 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned tenders to the Company for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith in such Exchange Offer, the undersigned sells, assigns and transfers to the Company all right, title, and interest in and to all such Outstanding Notes tendered for exchange hereby. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Outstanding Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the applicable Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes in the applicable Exchange Offer, and that, when the Outstanding Notes are accepted for exchange in the applicable Exchange Offer, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment, and transfer of tendered Outstanding Notes in the applicable Exchange Offer or transfer ownership of such Outstanding Notes on the account books maintained by DTC.

The undersigned also acknowledges that each Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. Based on interpretations of the staff of the SEC, as set forth in such series of no-action letters, the Company believes that Exchange Notes may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Outstanding Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company has not requested, and does not intend to request, that the SEC consider, and the SEC has not considered, either Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offers. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will assume this liability or indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	the Exchange Notes issued in the applicable Exchange Offer are acquired in the ordinary course of the undersigned’s business;

•

the undersigned has not engaged in, and does not intend to engage in, the distribution of the Exchange Notes within the meaning of the Securities Act and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes;

•	the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act and as interpreted by the SEC;

•	the undersigned is not holding Outstanding Notes that have the status of an unsold allotment in the initial placement of the Outstanding Notes; and

•	if the undersigned is a broker-dealer, such broker-dealer will receive the Exchange Notes for its own account in exchange for Outstanding Notes and that:

•	such Outstanding Notes were acquired by such broker-dealer as a result of market-making or other trading activities; and

•

it will deliver a prospectus meeting the requirements of the Securities Act in connection with the resale of Exchange Notes, and will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

Any holder of Outstanding Notes who is an affiliate of the Company, is selling an unsold allotment in the initial placement of the Outstanding Notes or who tenders Outstanding Notes in the applicable Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder is binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned.

Outstanding Notes properly tendered in an Exchange Offer may be withdrawn at any time at or before the Expiration Time of such Exchange Offer in accordance with the terms of the Prospectus and this Letter of Transmittal.

Each Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time at or prior to the Expiration Time of such Exchange Offer, as described in the Prospectus under the caption “The Exchange Offers—Conditions to the Exchange Offers.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Outstanding Notes in any Exchange Offer and may terminate or amend an Exchange Offer, by oral or written notice to the exchange agent or by a timely press release, if the conditions to such Exchange Offer have not been satisfied or waived at the then scheduled Expiration Time of such Exchange Offer. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

The Exchange Notes may not be offered or sold in any state unless they have been registered or qualified for sale in such state or an exemption from registration or qualification is available and complied with by the holders selling the Exchange Notes. The Company currently does not intend to register or qualify the sale of the Exchange Notes in any state.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Outstanding Notes not tendered or not accepted for exchange and certificates representing Exchange Notes issued in exchange for Outstanding Notes in the applicable Exchange Offer in the name of the holder appearing under “Description of Outstanding Notes Tendered.” Similarly, unless otherwise indicated under

“Special Delivery Instructions,” please mail any certificates representing Outstanding Notes not tendered or not accepted for exchange and any certificates representing Exchange Notes issued in exchange for Outstanding Notes to the address of such holder appearing under “Description of Outstanding Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the applicable Exchange Offer in the name of, and return any Outstanding Notes not tendered or not accepted for exchange to, the person as so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Outstanding Notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Outstanding Notes Tendered” with any Outstanding Notes not accepted for exchange or any Exchange Notes issued in exchange for Outstanding Notes in the applicable Exchange Offer. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Outstanding Notes from the name of the holder thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Notes.

The undersigned acknowledges and agrees that if the Company accepts any Outstanding Notes tendered for exchange in the applicable Exchange Offer, this will constitute a binding agreement between the undersigned and the Company, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Exchange Notes issued for Outstanding Notes in the applicable Exchange Offer, or certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned or Exchange Notes are to be issued by credit to an account maintained at DTC other than the account indicated above.

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the certificates for Exchange Notes issued for Outstanding Notes in the applicable Exchange Offer, certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue to:

Name:

  (Please Print)

Address:

  (Including Zip Code)

  (Taxpayer Identification Number or Social Security Number)

Credit Outstanding Notes not exchanged or Exchange Notes issued by book-entry transfer to the DTC account set forth below:

  (DTC Account Number)

Mail to: Name: (Please Print) Address: (Including Zip Code) (Taxpayer Identification Number or Social Security Number)

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES IN THE APPLICABLE EXCHANGE OFFER

Signature of each holder of Outstanding Notes*

Dated:                                         , 2011

Capacity (Full Title): **

Name:

(Please type or print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

*	Must be signed by each registered holder of Outstanding Notes exactly as such holder’s name appears on certificate(s) representing the Outstanding Notes or on a security position listing, or by each person authorized to become a registered holder by certificates and documents transmitted herewith.
**	Please provide if signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, or other person acting in a fiduciary or representative capacity. See Instruction 6.

GUARANTEE OF SIGNATURE

(If required—see Instructions 1 and 6)

Authorized Signature:

Name:

(Please type or print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                                         , 2011

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of each Exchange Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered:

•

by the registered holder of the Outstanding Notes tendered, unless such holder has completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above or both; or

•

for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, such as a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States, or certain other eligible guarantor institutions as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. In order for a holder of Outstanding Notes to tender all or any portion of such holder’s Outstanding Notes in the applicable Exchange Offer, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, the certificates for all physically tendered Outstanding Notes, or a confirmation of the book-entry transfer of the Outstanding Notes being tendered in the applicable Exchange Offer into the Exchange Agent’s account at DTC, and any other required documents, at or before the Expiration Time of such Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery to the Exchange Agent of this Letter of Transmittal, Outstanding Notes, and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time of the applicable Exchange Offer to permit delivery to the Exchange Agent at or before such date. Except as otherwise provided in this Letter of Transmittal, delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Outstanding Notes tendered for exchange in the applicable Exchange Offer should be sent only to the Exchange Agent, not to the Company or DTC.

If holders desire to tender Outstanding Notes for exchange pursuant to the applicable Exchange Offer and if at or before the Expiration Time of such Exchange Offer:

•	certificates representing such Outstanding Notes are not lost but are not immediately available;

•

time will not permit this Letter of Transmittal, certificates representing Outstanding Notes, or other required documents to reach the Exchange Agent at or before the Expiration Time of such Exchange Offer; or

•	the procedure for book-entry transfer cannot be completed on a timely basis before the Expiration Time of such Exchange Offer;

such holder may effect a tender of Outstanding Notes for exchange in the applicable Exchange Offer in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.” Pursuant to the guaranteed delivery procedures:

•	such tender of Outstanding Notes in the applicable Exchange Offer must be made by or through an Eligible Institution;

•

at or prior to the Expiration Time of such Exchange Offer, the Exchange Agent must have received from an Eligible Institution a validly completed and executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, by facsimile transmission, mail, or hand delivery, setting forth the name and address of the holder of the Outstanding Notes being tendered in the applicable Exchange Offer and the amount of the Outstanding Notes being tendered. The Notice of Guaranteed Delivery must state that the tender is being made pursuant to the applicable Exchange Offer and guarantee that within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a validly completed and executed Letter of Transmittal with any required signature guarantees, or an agent’s message, and any other documents required by this Letter of Transmittal, will be transmitted to the Exchange Agent; and

•

the Exchange Agent must receive the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a validly completed and executed Letter of Transmittal with any required signature guarantees or an agent’s message and any other documents required by this Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Outstanding Notes Tendered” above is not adequate, the certificate numbers and principal amounts of Outstanding Notes tendered in the applicable Exchange Offer should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Outstanding Notes in the applicable Exchange Offer may be withdrawn at any time at or before the Expiration Time of such Exchange Offer by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or before the Expiration Time of the applicable Exchange Offer;

•	specify the name of the person having tendered the Outstanding Notes to be withdrawn;

•	identify the Outstanding Notes to be withdrawn (including the principal amount of Outstanding Notes to be withdrawn);

•

where certificates for Outstanding Notes were transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•

where Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such Outstanding Notes exchanged in the applicable Exchange Offer; and

•

bear the signature of the holder in the same manner as the original signature on the letter of transmittal, if any, by which such Outstanding Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution).

The Exchange Agent will promptly return any properly withdrawn Outstanding Notes following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the applicable Exchange Offer. Any Outstanding Notes that have been tendered for exchange but that are not exchanged for any reason will be promptly returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to the account with DTC specified by the holder) after withdrawal, rejection of tender, or termination of the applicable Exchange Offer. Properly withdrawn Outstanding Notes may be retendered in the applicable Exchange Offer by following one of the procedures described under the caption “The Exchange Offers—How to Tender Outstanding Notes for Exchange” in the Prospectus at any time at or before the Expiration Time of the applicable Exchange Offer.

5. Partial Tenders. Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any certificated Outstanding Notes, fill in the principal amount of Outstanding Notes that are tendered for exchange in column (3) of the box entitled “Description of Outstanding Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder’s Outstanding Notes represented by the certificates delivered. In the case of a partial tender for exchange of certificated Outstanding Notes, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the holder of the Outstanding Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the applicable Exchange Offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered for exchange hereby, each signature must correspond exactly with each name as written on the face of the certificate without alteration, enlargement, or any change whatsoever.

•	If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

•

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which Outstanding Notes are held.

•

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted, unless waived by the Company.

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If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Outstanding Notes not tendered or not accepted for exchange or Exchange Notes are to be issued or returned in the name of a person other than the holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

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If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes, the certificates representing such Outstanding Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by each such registered holder exactly as the name of each registered holder of the Outstanding Notes appears on the Company’s records. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

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If the Outstanding Notes or the Exchange Notes issued in exchange for the Outstanding Notes are to be issued in the name of a person other than the registered holder(s), this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the transfer of such Outstanding Notes into the name of such person.

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange by the Company of Outstanding Notes pursuant to the Exchange Offers. If, however, a transfer tax is imposed for any reason other than the exchange by the Company of Outstanding Notes pursuant to the applicable Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Outstanding Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. Alternative, conditional, or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Outstanding Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Outstanding Notes in the applicable Exchange Offer will not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Notes, or will incur any liability to registered holders or beneficial owners of Outstanding Notes or any other persons for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to each Exchange Offer on or before the Expiration Time of such Exchange Offer as described under “The Exchange Offers—Conditions to the Exchange Offers” in the Prospectus, and accept for exchange in the applicable Exchange Offer any Outstanding Notes tendered. To the extent that the Company waives any condition to an Exchange Offer, it will waive such condition as to all Outstanding Notes tendered in such Exchange Offer.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange in the applicable Exchange Offer or such holder’s assignee (in either case, the “Payee”), provide the Exchange Agent (the “Payor”) with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Exchange Agent such Payee’s correct TIN by completing the “Substitute Form W-9” accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	after being so notified, the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the “Awaiting TIN” box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide his, her, or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee’s TIN to the Exchange Agent.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12. Mutilated, Lost, Stolen, or Destroyed Outstanding Notes. Any holder of Outstanding Notes whose Outstanding Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

14. Incorporation of this Letter of Transmittal. This Letter of Transmittal will be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered by such participant.

IMPORTANT—This Letter of Transmittal, together with certificates for tendered Outstanding Notes, with any required signature guarantees, book entry transfer or an Agent’s Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the Exchange Agent at or before the Expiration Time of the applicable Exchange Offer.